UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ALLIANCE BANKSHARES CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS:

WASHINGTONFIRST BANKSHARES, INC.	ALLIANCE BANKSHARES CORPORATION
Shaza L. Andersen	William E. Doyle, Jr.
703.840.2420	703.814.7201

WASHINGTONFIRST AND ALLIANCE ANNOUNCE

ELECTION DEADLINE OF DECEMBER 19, 2012

RESTON, VA and Chantilly, VA – December 4, 2012 – WashingtonFirst Bankshares, Inc. (OTCBB: WFBI) and Alliance Bankshares Corporation (NASDAQ: ABVA) announced that the deadline for Alliance shareholders to elect the form of consideration they wish to receive in Alliance’s merger with WashingtonFirst is 5:00 p.m., Eastern Time, on December 19, 2012. The election deadline may be rescheduled, in which case WashingtonFirst and Alliance will issue a press release announcing the new election deadline. The closing of the merger is currently anticipated to occur on December 21, 2012, subject to the satisfaction of any outstanding closing conditions, including, but not limited to, approval of the shareholders of each of WashingtonFirst and Alliance and the consummation of WashingtonFirst’s capital raising transaction. Alliance shareholders who hold shares in “street name” through a bank, broker or other nominee will separately receive instructions for making an election from such bank, broker or other nominee, which may include an earlier election deadline. Alliance shareholders who hold shares in “street name” should carefully review any instructions received from their bank, broker or other nominee.

As previously announced, in the merger, shareholders of Alliance will receive, at their election, either 0.4435 shares of WashingtonFirst common stock or cash in the amount of $5.30 for each share of Alliance common stock owned, provided that no more than 20% of the Alliance common shares may elect to receive cash. If more than 20% of the Alliance common shares elect to receive cash, the cash elections will be subject to proration in accordance with the terms of the Agreement and Plan of Reorganization, dated as of May 3, 2012, by and between WashingtonFirst, Alliance and Alliance Bank Corporation, as amended. The consideration to be received by Alliance shareholders is subject to a limited downward adjustment if Alliance’s shareholders’ equity as of December 31, 2011 declines by more than ten percent as of the month-end prior to consummation of the merger, less certain exclusions, as more fully set forth in the reorganization agreement.

Any Alliance shareholder who does not properly submit an election form by the election deadline will receive shares of WashingtonFirst common stock. The documents necessary for Alliance shareholders to make a merger consideration election were mailed on or about November 13, 2012 to Alliance shareholders of record as of October 26, 2012.

To make an election, Alliance shareholders must deliver to Broadridge Corporate Issuer Solutions, Inc., the exchange agent for the merger, prior to the election deadline, a properly completed election form. Alliance shareholders should carefully read all the election materials provided to them before making their election. Alliance shareholders who need additional copies of the election form or who have questions regarding the completion of the election form may contact Broadridge Corporate Issuer Solutions, Inc. at 877-830-4936. Alliance shareholders who wish to obtain copies of the election materials may contact Innisfree M&A Incorporated, Alliance’s proxy solicitor, by calling toll free at 888-750-5834 (for Alliance shareholders) and collect at 212-750-5833 (for banks and brokers).

About the Companies:

WashingtonFirst Bankshares, Inc. is headquartered in Reston, Virginia and is the holding company for WashingtonFirst Bank, which commenced operations in 2004. WashingtonFirst Bank, which focuses on providing quality, tailored services to its customers, conducts a full service commercial banking operation through ten offices, with four located in Northern Virginia, three in Maryland and three in the District of Columbia. For more information about WFBI, please visit: www.wfbi.com.

Alliance Bankshares Corporation is the holding company for Alliance Bank, which commenced operations in 1998. Alliance Bank is headquartered in Chantilly, Virginia, and places special emphasis on serving the needs of individuals, small and medium size businesses and professional concerns in the greater Washington, D.C. metropolitan area through six offices located in Northern Virginia. For more information about Alliance, please visit: www.alliancebankva.com.

Cautionary Statements About Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of the goals, intentions, and expectations of WashingtonFirst and Alliance as to future trends, plans, events, results of operations and policies and regarding general economic conditions. These forward-looking statements include, but are not limited to, statements about the expected closing date for the merger. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon the beliefs of the respective managements of WashingtonFirst and Alliance as to judgments about the ability of the parties to successfully consummate the merger and other conditions which, by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required shareholder approvals; the ability to complete the merger as expected and within the expected timeframe; and the possibility that one or more of the conditions to the consummation of the merger, including the completion of a capital raising transaction by WashingtonFirst, may not be satisfied. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on such forward-looking statements. Past results are not necessarily indicative of future performance. WashingtonFirst and Alliance assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WashingtonFirst has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, as amended (registration no. 333-183255), that includes a proxy statement of Alliance that also constitutes a proxy statement and a prospectus of WashingtonFirst. A definitive proxy statement and prospectus was first mailed to shareholders of WashingtonFirst and Alliance on or about November 13, 2012, and Alliance also plans to file other documents with the SEC regarding the Merger. INVESTORS AND SECURITY HOLDERS OF WASHINGTONFIRST AND ALLIANCE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Certain of such documents are not currently available. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov. Copies of the documents filed with the SEC by WashingtonFirst will be available free of charge on WashingtonFirst’s website at www.wfbi.com under the tab “About the Bank” and then under the heading “Investor Relations” or by contacting WashingtonFirst’s Investor Relations Department at 11921 Freedom Drive, Suite 250, Reston, VA 20190. Copies of the documents filed with the SEC by Alliance will be available free of charge on Alliance’s website at www.alliancebankva.com under the tab “Investor Relations” and then under the heading “Press Releases” or under the heading “Documents/SEC Filings.” You may also read and copy any reports, statements and other information filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington DC. Information about the operation of the SEC Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

WashingtonFirst, Alliance and their respective directors, executive officers, and certain other members of management and employees of WashingtonFirst, Alliance and their respective subsidiaries may be deemed to be participants in the solicitation of proxies from shareholders of Alliance in connection with the Merger. Information about the directors and executive officers of WashingtonFirst is set forth in WashingtonFirst’s proxy statement dated March 15, 2012 available on WashingtonFirst’s website at www.wfbi.com under the tab “About the Bank” and then under the heading “Investor Relations”. Information about the directors and executive officers of Alliance is set forth in an amendment on Form 10-K/A to Alliance’s Annual Report on Form 10-K filed with the SEC on April 30, 2012. Additional information regarding the interests of such participants are included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

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